UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 23, 2007

Calamos Asset Management, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-51003	32-0122554
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

2020 Calamos Court
Naperville, Illinois		60563
(Address of Principal Executive Offices)		(Zip Code)
REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200
Not Applicable
(Former Name and Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
Press Release
Amended and Restated Bylaws
Press Release

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
          (d) On January 23, 2007, the board of directors of Calamos Asset Management, Inc. appointed Mitchell Feiger as an independent director effective January 29, 2007. Mr. Feiger was appointed to the audit committee, compensation committee and the nominating and corporate governance committee. Mr. Feiger will be a financial expert on the audit committee.
          The Corporation compensates its independent directors with an annual retainer of $40,000 (payable quarterly) and a meeting attendance fee of $2,500 for each board meeting attended in person and $1,500 for each board meeting attended telephonically. In addition, there is an annual supplemental retainer of $10,000 (payable quarterly) for the audit committee chairperson and an annual supplemental retainer of $5,000 each (payable quarterly) for the chairpersons of the compensation committee and the nominating and governance committee. The meeting attendance fee for the audit committee is $1,250 per committee meeting and $1,000 per committee meeting for each of the compensation committee and the nominating and governance committee. Independent directors have also been awarded restricted stock units and stock options pursuant to the Corporation’s incentive compensation plan. The Corporation reimburses all directors for reasonable and necessary expenses incurred in performing their duties as directors.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
          On and effective January 23, 2007, the board of directors amended the Corporation’s Amended and Restated Bylaws to change Section 3.03 with respect to the required number of directors on the Board. Section 3.03 had stipulated that the Board of Directors was to, at all times, consist of an odd number of directors. Section 3.03 was amended to remove the odd number requirement. The revised Bylaws are included herewith as Exhibit 3.2.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits
3.2	Amended and Restated Bylaws of the Corporation.

99.1	Press release issued by the Corporation on January 24, 2007.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALAMOS ASSET MANAGEMENT, INC.

Date: January 24, 2007	By:	/s/ James S. Hamman, Jr.
James S. Hamman, Jr.
Executive Vice President,
General Counsel and Secretary

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Exhibit Index

Exhibit Number	Description
3.2	Amended and Restated Bylaws of the Corporation.

99.1	Press release dated January 24, 2007 issued by the Corporation reporting appointment.